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                           [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                         -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report dated November 3, 1997, included in or made part of this Form 10-K, into Concord Fabric Inc.'s previously filed Registration Statement on Form S-8 File No. 33-75488.

                                        /s/ ARTHUR ANDERSEN LLP
                                            ARTHUR ANDERSEN LLP


Roseland, New Jersey
December 23, 1997



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